UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
July 22, 2011

Blue Dolphin Energy Company

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15905 (Commission File Number)	73-1268729 (IRS Employer Identification No.)

801 Travis Street, Suite 2100
Houston, TX 77002
(Address of principal executive office and zip code)

(713) 568-4725
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[    ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 12, 2011, Blue Dolphin Energy Company (“Blue Dolphin”) entered into a Purchase and Sale Agreement (the “PSA”) with Lazarus Energy Holdings, LLC, a Delaware limited liability company (“LEH”), Lazarus Louisiana Refinery II, LLC, a Delaware limited liability company, Lazarus Texas Refinery II, LLC, a Delaware limited liability company, Lazarus Environmental, LLC, a Delaware limited liability company, Lazarus Energy, LLC, a Delaware limited liability company (“LE”) and Lazarus Energy Development, LLC, a Delaware limited liability company.  The execution of the PSA did not become effective until Blue Dolphin received the written approval of AP Energy Partners LLC, the sole holder of Series A Preferred Shares of LEH.

Under terms of the PSA, Blue Dolphin agreed to acquire 100% of the membership interest of LE in an all stock transaction.  LE’s primary asset is the Nixon Crude Processing Facility located in Nixon, Texas.  The 56-acre facility has a near term processing capacity of 15,000 barrels per day with a storage capacity of 295,000 barrels.

The number of Blue Dolphin shares to be issued as consideration under the deal will represent 80% of the issued and outstanding common stock of Blue Dolphin at closing, which will constitute a change in control. Closing of the transaction is subject to (i) approval by Blue Dolphin’s stockholders and (ii) completion of funding for the final phase of refurbishment of the Nixon Crude Processing Facility.

The foregoing description of the PSA does not purport to be complete and is qualified in its entirety by reference to the full text of the PSA, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release announcing the PSA is attached as Exhibit 99.1 hereto and is incorporated herein by reference.  The information being furnished pursuant to Item 7.01 of this Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1
Purchase and Sale Agreement dated July 12, 2011 by and among Blue Dolphin Energy Company, Lazarus Energy Holdings, LLC, Lazarus Louisiana Refinery II, LLC, Lazarus Texas Refinery II, LLC, Lazarus Environmental, LLC, Lazarus Energy, LLC and Lazarus Energy Development, LLC.

99.1	Blue Dolphin Energy Company Press Release Issued July 20, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           July 22, 2011

Blue Dolphin Energy Company

/s/ T. SCOTT HOWARD
T. Scott Howard Treasurer and Assistant Secretary (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit	Description of Exhibit

10.1
Purchase and Sale Agreement dated July 12, 2011 by and among Blue Dolphin Energy Company, Lazarus Energy Holdings, LLC, Lazarus Louisiana Refinery II, LLC, Lazarus Texas Refinery II, LLC, Lazarus Environmental, LLC, Lazarus Energy, LLC and Lazarus Energy Development, LLC.

99.1	Blue Dolphin Energy Company Press Release Issued July 20, 2011.